                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the

                       Securities and Exchange Act of 1934

         Date of Report (Date of Earliest event reported) March 24, 2000
                                                          --------------

                           Q Comm International, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

              Utah                                 0-29691                                88-4058493
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  (State or other jurisdiction                     Commission File                       (IRS Employer
   of incorporation)                                      No.                    Identification No.)

        1145 South 1680  West, Orem Utah                          84058-4930
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        (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:     (801) 226-4222
                                                        --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)





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Item 4.  Changes in Registrant's Certifying Accountant.

        On March 24, 2000 Q Comm International, Inc.("Q Comm") informed Grant Thornton LLP ("Grant Thornton") that they would be dismissing Grant Thornton as Q Comm's principal independent public accountant. The decision to dismiss Grant Thornton was recommended and approved by the Company's board of directors.

        The report of Grant Thornton on the Company's audited financial statement for the year ended December 31, 1998 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

        In connection with its audit Q Comm's financial statements for the year ended December 31, 1998 and the interim period through November 30, 1999 there have been no disagreements with Grant Thornton on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which disagreements, if not resolved to the satisfaction of Grant Thornton would have caused Grant Thornton to make references to the subject matter of such disagreement(s) in their reports on Q Comm's financial statements for the year ended December 31, 1998, and none of the events described in Item 304(a)(1)(v) of Regulation S-K occurred during such period with respect to Q Comm and Grant Thornton.



Item 7.  Financials Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits

        16.1 Letter from Grant Thornton stating its concurrence with the foregoing disclosures is included as
                             Exhibit 16.1 to this Form 8-K report


        Exhibit No.                         Description
        -----------                         -------------


        16.1 Letter from Grant Thornton regarding its concurrence with the foregoing disclosure between itself and Q Comm


                                        2


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   Q COMM INTERNATIONAL, INC.


                                                   By: /s/ Paul C. Hickey
                                                      --------------------------
                                                         Paul C. Hickey, CEO

                                                   Date: 3/29/00
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